UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PTC Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PTC INC. 2023 Annual Meeting Vote by February 15, 2023 11:59 PM ET
PTC INC. 121 SEAPORT BOULEVARD BOSTON, MA 02210

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You invested in PTC INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on February 16, 2023.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 2, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* February 16, 2023 9:00 a.m., local time
PTC Inc. 121 Seaport Boulevard Boston, MA 02210

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends
1.	Elect nine directors to serve until the 2024 Annual Meeting of Stockholders.
Nominees:
	01) Mark Benjamin 02) Janice Chaffin 03) James Heppelmann	04) Michal Katz 05) Amar Hanspal 06) Paul Lacy	07) Corinna Lathan 08) Blake Moret 09) Robert Schechter	For
2.	Approve an increase of 6,000,000 shares available for issuance under the 2000 Equity Incentive Plan.			For
3.	Approve an increase of 2,000,000 shares available under the 2016 Employee Stock Purchase Plan.			For
4.	Advisory vote to approve the compensation of our named executive officers (say-on-pay).			For
5.	Advisory vote on the frequency of the Say-on-Pay vote.			Year
6.	Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year.			For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D93181-P82699